--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               U.S. Treasury Funds
--------------------------------------------------------------------------------
                                November 30, 1998
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
U.S. Treasury Funds

     * Global weakness sparked a sharp rally in U.S. Treasuries, and the Federal Reserve cut interest rates three times.

     * The U.S. Treasury Money Fund sought to maintain income by keeping its average maturity higher than its peer group's.

     * The U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund posted returns that exceeded their peer groups.

     * Both the U.S. Treasury Intermediate Fund and the U.S. Treasury Long-Term Fund maintained aggressive duration strategies.

     * We expect economic growth to moderate, possibly leading to further interest rate cuts.

================================================================================
FELLOW SHAREHOLDERS
================================================================================
     Global economic weakness once again dominated the domestic investment environment during the past six months. The Treasury market rallied sharply in the autumn as investors retreated to low-risk securities and the Federal Reserve cut the federal funds target rate three times. Your funds benefited in this environment, providing returns that outpaced their benchmark averages.

MARKET ENVIRONMENT

     [Edgar description: chart showing interest rates for 30-Year Treasury Bonds, 5-Year Treasury Notes, and 90-Day Treasury Bills 11/30/97 through 11/30/98.]

     Over the past six and 12 months, the U.S. enjoyed steady gross domestic product (GDP) growth, low inflation, and positive financial market gains. However, these conditions were overshadowed by a string of negative global events that produced considerable market volatility and investor anxiety. Throughout the period, the effects of last year's Southeast Asia collapse showed in weakening corporate earnings reports and a growing U.S. external trade deficit. In August, Russia effectively defaulted on its external debts and devalued its currency. On September 25, news of the near failure of a prominent multinational hedge fund, along with details of the risks to major international banks and the bailout orchestrated by the Federal Reserve, raised the specter of a global liquidity crunch. These events prompted severe weakness among equities and higher-risk fixed income securities, such as high-yield corporate issues and emerging market bonds. Demand for high-quality investments---especially U.S. Treasuries---soared in the midst of a so-called "flight to quality."

     Between July and August, Treasury rates fell sharply as rising demand met with dwindling supply. The Treasury recently paid off a large amount of debt, wiping out a significant supply of short-term Treasuries, because of the government's $70 billion fiscal year 1998 budget surplus. The yield curve flattened, and intermediate rates even moved lower than short rates, a sign that investors expected future interest rate cuts. The Federal Reserve did not disappoint, reducing short-term interest rates a total of 75 basis points between September and November. The moves eased the perceived credit crunch while improving consumer and investor confidence at home. They also helped restore stability to the bond and stock markets, paving the way for a November rebound in the higher-risk instruments that were sold off earlier in the autumn.

================================================================================

               PREPARING FOR THE YEAR 2000
               ---------------------------
               The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

               T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

               OUR PLAN OF ACTION
               ------------------
               We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We will complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.
               We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

               SMOOTH TRANSITION PLANNED
               -------------------------
               We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.
               The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.
               For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

================================================================================

     Treasury funds of all maturities benefited from lower rates and higher demand for safety, although they struggled to maintain their dividend payouts in a markedly lower-rate environment.

U.S. TREASURY MONEY FUND

    Performance Comparison
    ----------------------
    Periods Ended 11/30/98        6 Months        12 Months
    ----------------------        --------        ---------
    U.S. Treasury Money Fund        2.35%           4.84%
    ------------------------        -----           -----
    Lipper U.S. Treasury
    Money Market Funds Average      2.30            4.75
    --------------------------      ----            ----

Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.

================================================================================

     Falling interest rates during the past six months kept absolute returns low for money market funds. However, during the period, your fund managed a total return of 2.35%, ahead of the Lipper U.S. Treasury Money Market Funds Average. The fund's 4.84% one-year return also outpaced the Lipper average. Dividends per share for both the 6- and 12-month periods slipped by one-tenth of one penny from prior periods.

     Our greatest challenge during the period was in maintaining the fund's dividend yield in an environment of unusually depressed rates. In early October, at the height of autumn's market disruptions, the yield on the one-year Treasury bill sank to 3.91%---109 basis points below the federal funds target rate of 5%. Over the past 10 years, one-year bills have offered investors an average of 17 basis points more yield than the target rate, but during the past six months, the average was 39 basis points less (100 basis points equal one percentage point).

     We chose to keep a relatively long weighted average maturity, since longer issues tend to provide more yield than shorter ones. The fund's maturity averaged about 15 days longer than the typical 100% Treasury fund and ended the period at 79 days. Given the pressures pushing interest rates downward, we were comfortable with this positioning.

     We used a "laddered" maturity structure during the period, meaning we divided assets among sets of issues with fairly evenly spaced maturities to achieve the desired average. This strategy allowed us to add diversification to the portfolio as we extended its maturity and helped compensate for the comparatively thin supply of very short-term Treasuries.

     We supplemented our standard portfolio of Treasury bills with other government-issued securities that offered comparatively attractive income. For example, Treasury notes with remaining maturities under one year were used extensively because they offer higher yields to compensate for their slightly reduced liquidity. These notes were also less likely to experience the supply disruptions affecting the bill market. Cash management bills, which the Treasury issues periodically to manage short-term cash shortages, were also held when possible because they added yield and diversification by maturity.

U.S. TREASURY INTERMEDIATE FUND

    Performance Comparison
    ----------------------
    Periods Ended 11/30/98        6 Months        12 Months
    ----------------------        --------        ---------
    U.S. Treasury
    Intermediate Fund              6.85%            10.88%
    -----------------              -----            ------
    Lipper Average of
    Intermediate
    U.S. Treasury Funds            5.71              9.75
    -------------------            ----              ----

================================================================================

     Plunging yields and soaring prices led to strong performance for intermediate Treasury bonds in general and your fund in particular. The fund's 6.85% six-month and 10.88% 12-month total returns were exceptional on an absolute basis and also significantly outpaced gains for the Lipper Average of Intermediate U.S. Treasury Funds. A significant portion of the return was principal gain, as the fund added $0.22 to its share price in the past six months. We were also able to maintain reasonably steady income: despite the sharp drop in Treasury yields, the six-month dividend payout dropped by only a penny per share from the prior period.

     Between November 30, 1997, and September 30, 1998---the height of the Treasury rally---the yield on the five-year Treasury sank a remarkable 160 basis points. Falling rates are a mixed blessing: they generate considerable price gains, but they also reduce available yields. Our strategy during this period was to maintain an aggressive, 5.3-year duration, longer than our peer group and index. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of five years will have a 5% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) In addition to providing higher yields, longer bonds are more sensitive to changes in interest rates. Despite a modest setback in November when interest rates moved somewhat higher, our duration strategy was beneficial to performance for the period as a whole.

     Falling rates also spur mortgage-backed bond prepayments, which occur when homeowners refinance their mortgages. As a result of prepayments, our mortgage position slipped from 14% of assets six months ago to 10% at the end of the period. We did not aggressively rebuild this position as we were concerned about the increased volatility prepayments were causing in this sector. However, over the long run mortgage-backed bonds have always provided additional income and enhanced returns to the fund, and we will look for opportunities to selectively increase this exposure.

U.S. TREASURY LONG-TERM FUND

    Performance Comparison
    ----------------------
    Periods Ended 11/30/98        6 Months             12 Months
    ----------------------        --------             ---------
    U.S. Treasury
    Long-Term Fund                  9.21%                14.83%
    --------------                  -----                ------
    Lipper Average of General
    U.S. Treasury Funds             6.48                 11.19
    -------------------             ----                 -----

================================================================================

     Your fund produced a strong 9.21% six-month total return, far outpacing the 6.48% showing for the Lipper Average of General U.S. Treasury Funds. This gain contributed to a 14.83% one-year return, similarly ahead of the Lipper average's 11.19% gain. Since May 31, the fund's price per share rose $0.73, and while falling interest rates pushed yields down, we were able to keep dividends relatively steady.

     The fund's outperformance came primarily from its long duration of 11.7 years---approximately half a year longer than that of its benchmark and its Lipper peer group. (See U.S. Treasury Intermediate Fund for a description of duration.) We initially achieved a long average duration through use of a "barbell" strategy, which overweights long and short issues while underweighting intermediate maturities. Our long Treasuries posted significant principal gains as interest rates fell and also provided the funds a relatively stable income stream. As the yield curve flattened during the period, however, we introduced intermediate bonds and structured mortgages into the portfolio to take advantage of their attractive performance.

     The fund's duration posture has been aggressive and would hurt performance if interest rates climbed sharply. At this time, with inflation low and economic growth moderate, we expect a flat-to-declining interest rate environment. Nonetheless, we have maintained positions in the portfolio that we feel can help dampen the fund's risk. For example, we held a number of premium bonds (high-priced bonds with above-market coupons) since these holdings enhance dividends and react more moderately to interest rate changes.

     We also held a 13.4% stake in mortgage-backed bonds---near the fund's 15% maximum for non-Treasury investments---for the same reasons. Falling rates often lead to prepayments of mortgage-backed bonds, so to prevent our mortgage holdings from being called away too quickly, we moved into more structured mortgage products (in particular, collateralized mortgage obligations or CMOs). These have better prepayment protection but offer somewhat less of a yield advantage than typical mortgage securities. We expect to keep our mortgage weighting near the 15% maximum allowed for the fund unless our outlook for mortgages becomes negative.

OUTLOOK

     With international economic weakness impinging on U.S. corporate profit health, we expect 1999 to be marked by slower GDP growth, perhaps below 2%. Recession appears unlikely at this time, but the already accommodative Fed may lower rates further to take pressure off corporations, head off additional international crises, and promote market stability. Nonetheless, we anticipate further volatility in the equity and bond markets.

     These conditions create a favorable backdrop for Treasuries. Backed by the full faith and credit of the United States government, Treasuries are generally not prone to negative sentiment when private sector corporate profits are strained. They also react very positively to declines in interest rates. As they have in recent periods, the Treasury funds should retain their long interest rate postures to take advantage of falling rates and the modestly higher yields on longer issues. However, if we begin to see indications of a sustainable recovery abroad, a subsequent acceleration in economic activity at home, or other events that could signal a change of course by the Fed, we would likely move to a less aggressive duration stance.

Respectfully submitted,

[signature]

Peter Van Dyke
President
December 22, 1998

================================================================================
CHANGE IN MANAGEMENT

     Peter Van Dyke, a managing director of T. Rowe Price Associates and director of the taxable bond department, is planning to retire at the end of this year. We are grateful for his contributions and wish him the very best for the future. Your directors have elected William T. Reynolds as president of the U.S. Treasury Funds. Mr. Reynolds is a director of T. Rowe Price Associates and the director of the fixed income department. He joined T. Rowe Price in 1981 and has been managing investments since 1978. Cheryl A. Mickel, an assistant vice president of T. Rowe Price Associates, has been appointed chairman of the U.S. Treasury Intermediate Fund's Investment Advisory Committee. She joined T. Rowe Price in 1989 and has been managing investments since 1997. Other committee members include Connice A. Bavely, Jerome A. Clark, Heather R. Landon, Alan D. Levenson, and William T. Reynolds. Jerome A. Clark, a vice president of T. Rowe Price Associates, has been appointed chairman of the U.S. Treasury Long-Term Fund's Investment Advisory Committee. He joined T. Rowe Price in 1992 and has been managing investments since 1994. Other committee members include Connice A. Bavely, Cheryl A. Mickel, Heather R. Landon, Alan D. Levenson, and William T. Reynolds.

     The  preceding  updates the U.S.  Treasury  Funds  prospectus of October 1,
1998.

================================================================================

T. Rowe Price U.S. Treasury Funds

PORTFOLIO HIGHLIGHTS

KEY STATISTICS
                                                        5/31/98        11/30/98
                                                        -------        --------
U.S. Treasury Money Fund

Price Per Share ...............................      $     1.00    $     1.00

Dividends Per Share
     For 6 months .............................            0.024         0.023
     For 12 months ............................            0.048         0.047

Dividend Yield (7-Day Compound) * .............            4.91%         4.36%

Weighted Average Maturity (days) ..............           85            79

Weighted Average Quality ** ...................        First Tier    First Tier

================================================================================

U.S. TREASURY INTERMEDIATE FUND
-------------------------------

Price Per Share ...............................      $     5.30    $     5.52

Dividends Per Share

     For 6 months .............................            0.15          0.14
     For 12 months ............................            0.30          0.29

Dividend Yield *

     For 6 months .............................            5.61%         5.19%
     For 12 months ............................            5.88          5.47

30-Day Standardized Yield .....................            5.29          4.45

Weighted Average Maturity (years) .............            6.3           6.6
Weighted Average Effective Duration (years) ...            5.0           5.3
Weighted Average Quality ***                               AAA           AAA

--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS

KEY STATISTICS
                                                       5/31/98        11/30/98
                                                        -------        --------
U.S. Treasury Long-Term Fund

Price Per Share ................................      $   11.39    $   12.12

Dividends Per Share

     For 6 months ..............................           0.32         0.31
     For 12 months .............................           0.63         0.63

Dividend Yield *

     For 6 months ..............................           5.70%        5.29%
     For 12 months .............................           5.92         5.56

30-Day Standardized Yield ......................           5.35         4.92

Weighted Average Maturity (years) ..............          23.0         22.2

Weighted Average Effective Duration (years) ....          11.4         11.7

Weighted Average Quality *** ...................           AAA          AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

*** Based on T. Rowe Price research. Note: Investments in the U.S. Treasury Funds are not insured nor guaranteed by the U.S. government.

================================================================================

T. ROWE PRICE U.S. TREASURY FUNDS

PERFORMANCE COMPARISON

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart showing U.S. Treasury Money Fund]


[SEC chart showing U.S. Treasury Intermediate Fund]


[SEC chart showing U.S. Treasury Long-Term Fund]


AVERAGE ANNUAL COMPOUND TOTAL RETURN


This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                 Since Inception
Periods Ended 11/30/98         1 Year   5 Years   10 Years   Inception      Date
----------------------         ------   -------   --------   ---------      ----

U.S.Treasury Money Fund          4.84%    4.61%     5.02%         -      6/28/82

U.S.Treasury Intermediate Fund  10.88     6.66        -        8.08%     9/29/89

U.S.Treasury Long-Term Fund     14.83     9.00        -        9.85      9/29/89

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed.

================================================================================

                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
Unaudited

                            6 Months      Year                                   3 Months++      Year
                               Ended     Ended                                       Ended      Ended
                            11/30/98   5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    2/28/94
                            --------   -------    -------    -------    -------    -------    -------

  NET ASSET VALUE

  Beginning of period     $   1.000  $   1.000  $   1.000  $   1.000  $   1.000  $  1.000   $  1.000

  Investment activities
    Net investment income     0.023      0.048      0.046      0.050      0.045     0.007      0.025
  Distributions
    Net investment income    (0.023)    (0.048)    (0.046)    (0.050)    (0.045)   (0.007)    (0.025)
-----------------------------------------------------------------------------------------------------
  NET ASSET VALUE
=====================================================================================================
  End of period           $   1.000  $   1.000  $   1.000  $   1.000  $   1.000  $  1.000   $  1.000
=====================================================================================================

==Ratios/Supplemental=Data===================================================================

  Total returns *             2.35%      4.91%      4.74%     5.08%      4.58%      0.73%      2.51%
-------------------------------------------------------------------------------------------------------
  Ratio of expenses to
  average net assets          0.51%+     0.51%      0.56%     0.53%      0.56%      0.57%+     0.64%
-------------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                  4.64%+     4.82%      4.65%     4.93%      4.51%      2.87%+     2.48%
-------------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)          $  927,805 $846,586$  821,075 $  760,010 $  719,215 $  654,837 $  613,583
-------------------------------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized.
++   The fund's fiscal year-end was changed to May 31.
The accompanying notes are an integral part of these financial statements.
================================================================================

                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
Unaudited

                          6 Months      Year                                   3 Months++      Year
                             Ended     Ended                                       Ended      Ended
                          11/30/98   5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    2/28/94
NET ASSET VALUE
Beginning of period     $     5.30 $     5.12 $    5.11  $    5.25  $    5.11  $    5.32  $    5.42
-------------------------------------------------------------------------------------------------------
Investment activities
  Net investment income       0.14       0.30      0.31       0.33       0.31       0.08       0.29
  Net realized and
  unrealized gain (loss)      0.22       0.18      0.01      (0.14)      0.14      (0.19)     (0.09)
-------------------------------------------------------------------------------------------------------
  Total from
  investment activities       0.36       0.48      0.32       0.19       0.45      (0.11)      0.20
-------------------------------------------------------------------------------------------------------
Distributions
  Net investment income      (0.14)     (0.30)    (0.31)     (0.33)     (0.31)     (0.08)     (0.29)
  Net realized gain             -         -         -          -          -        (0.02)     (0.01)
-----------------------------------------------------------------------------------------------------
  Total distributions        (0.14)     (0.30)    (0.31)     (0.33)     (0.31)     (0.10)     (0.30)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE
=======================================================================================================
End of period           $     5.52 $     5.30 $    5.12  $    5.11  $    5.25  $    5.11  $    5.32
=======================================================================================================
Ratios/Supplemental=Data=============================================================================
Total returns *                6.85%      9.58%     6.48%     3.52%      9.29%      (2.16)%    3.80%
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets            0.61%+     0.61%     0.64%     0.65%      0.69%      0.70%+     0.79%
--------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                    5.12%+     5.72%     6.11%     6.14%      6.19%      5.78%+     5.41%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate      45.9%+    112.8%     57.9%     40.7%      81.1%      45.5%+     20.2%
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)          $ 260,636 $ 203,027  $ 180,609  $ 174,176  $ 172,666  $ 181,231  $ 175,953
-------------------------------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

================================================================================
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
Unaudited

                          6 Months      Year                                   3 Months++      Year
                             Ended     Ended                                       Ended      Ended
                          11/30/98   5/31/98    5/31/97    5/31/96    5/31/95    5/31/94    2/28/94
NET ASSET VALUE
Beginning of period     $    11.39 $    10.17 $   10.02  $   10.54  $    9.81  $   10.46  $   10.79
-----------------------------------------------------------------------------------------------------
Investment activities
  Net investment income       0.31       0.63      0.63       0.65**     0.68**     0.17**     0.68**
  Net realized and
  unrealized gain (loss)      0.73       1.22      0.15      (0.52)      0.73      (0.64)     (0.04)
-----------------------------------------------------------------------------------------------------
  Total from
  investment activities       1.04       1.85      0.78       0.13       1.41      (0.47)      0.64
----------------------------------------------------------------------------------------------------
Distributions
  Net investment income      (0.31)     (0.63)     (0.63)     (0.65)     (0.68)     (0.17)     (0.68)
  Net realized gain             -          -          -          -          -       (0.01)     (0.29)
----------------------------------------------------------------------------------------------------
  Total distributions        (0.31)     (0.63)     (0.63)     (0.65)     (0.68)     (0.18)     (0.97)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE
=====================================================================================================
End of period           $    12.12 $    11.39 $   10.17  $   10.02  $   10.54  $    9.81  $   10.46
=====================================================================================================
Ratios/Supplemental=Data=============================================================================
Total returns                9.21%      18.58%     7.97%     1.02%**     15.24%**    (4.50)%**   5.89%**
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets           0.67%+     0.67%      0.80%     0.80%**      0.80%**     0.80%**+   0.80%**
-----------------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                   5.22%+     5.71%      6.22%     6.05%**     7.05%**     6.75%**+    6.17%**
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate     67.2%+      80.8%      67.6%     60.1%      99.3%      246.9%+      59.4%
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)          $  315,274 $ 275,850  $  71,263  $  70,326  $  65,284  $  54,237  $  56,632
-----------------------------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

** Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/97.

+    Annualized

++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY MONEY FUND
UNAUDITED                                                 NOVEMBER 30, 1998
PORTFOLIO OF INVESTMENTS
                                                 PAR             VALUE
                                                     IN THOUSANDS
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS  98.6%
U.S. Treasury Bills

       4.00%, 3/4/99                         $   10,000  $      9,897
-----------------------------------------------------------------------
       4.08%, 1/7/99                              1,142         1,137
-----------------------------------------------------------------------
       4.25%, 12/10/98                           50,000        49,947
-----------------------------------------------------------------------
       4.30%, 12/10/98                            4,670         4,665
-----------------------------------------------------------------------
       4.345%, 1/21/99                           20,000        19,877
-----------------------------------------------------------------------
       4.39%, 1/21/99                             2,321         2,306
-----------------------------------------------------------------------
       4.40%, 1/21/99                               527           524
-----------------------------------------------------------------------
       4.405%, 1/21/99                            4,981         4,950
-----------------------------------------------------------------------
       4.42%, 1/21/99                            30,000        29,812
-----------------------------------------------------------------------
       4.45%, 1/7 - 2/4/99                       45,190        44,828
-----------------------------------------------------------------------
       4.47%, 1/21/99                               995           989
-----------------------------------------------------------------------
       4.60%, 1/7/99                              1,190         1,184
-----------------------------------------------------------------------
       4.63%, 1/7/99                                130           129
-----------------------------------------------------------------------
       4.855%, 12/15/98                          50,000        49,906
-----------------------------------------------------------------------
       5.00%, 1/7/99                             20,000        19,897
-----------------------------------------------------------------------
       5.1475%, 12/10/98                         10,000         9,987
-----------------------------------------------------------------------

U.S. Treasury Notes

       5.00%, 1/31 - 2/15/99                    175,000       175,116
-----------------------------------------------------------------------
       5.125%, 12/31/98                          50,000        50,012
-----------------------------------------------------------------------
       5.75%, 12/31/98                           70,000        70,025
-----------------------------------------------------------------------
       5.875%, 8/31/99                           10,000        10,086
-----------------------------------------------------------------------
       6.00%, 6/30/99                            10,000        10,035
-----------------------------------------------------------------------
       6.25%, 3/31/99                            80,000        80,345
-----------------------------------------------------------------------
       6.375%, 1/15 - 7/15/99                   158,000       158,695
-----------------------------------------------------------------------
       6.50%, 4/30/99                            10,000        10,078
-----------------------------------------------------------------------
       6.75%, 6/30/99                            10,000        10,091
-----------------------------------------------------------------------
       7.00%, 4/15/99                            90,000        90,696
-----------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost  $915,214)              915,214
--------------------------------------------------------------------------


=Total=Investments=in=Securities============================================
 98.6% of Net Assets (Cost $915,214)                     $    915,214

============================================================================
 Other Assets Less Liabilities                                 12,591
============================================================================

============================================================================
 NET ASSETS                                              $    927,805


The accompanying notes are an integral part of these financial statements.


================================================================================

T. ROWE PRICE U.S. TREASURY MONEY FUND

UNAUDITED                                                     NOVEMBER 30, 1998

STATEMENT OF ASSETS AND LIABILITIES
                                                                  IN THOUSANDS

 Assets
 Investments in securities, at value (cost  $915,214)            $     915,214
 Receivable for investment securities sold                              49,945
 Other assets                                                           21,962
------------------------------------------------------------------------------
 Total assets                                                          987,121
------------------------------------------------------------------------------

=Liabilities==================================================================
 Payable for investment securities purchased                            49,905
 Other liabilities                                                       9,411
------------------------------------------------------------------------------
 Total liabilities                                                      59,316
==============================================================================
 NET ASSETS                                                      $     927,805
==============================================================================
 Net Assets Consist of:
 Accumulated net investment income - net of distributions        $          81
 Accumulated net realized gain/loss - net of distributions                 184
 Paid-in-capital applicable to 927,617,835 shares of
 $0.01 par value capital stock outstanding;
 1,000,000,000 shares of the corporation authorized                    927,540
------------------------------------------------------------------------------
 NET ASSETS                                                      $     927,805
==============================================================================
 NET ASSET VALUE PER SHARE                                       $        1.00
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND

UNAUDITED                                         NOVEMBER 30, 1998
STATEMENT OF NET ASSETS

                                          PAR/SHARES       VALUE
                                                 In thousands
U.S. GOVERNMENT OBLIGATIONS  89.2%
U.S. Treasury Obligations  89.2%
U.S. Treasury Bonds
      9.375%, 2/15/06                    $      4,050$     5,175
-----------------------------------------------------------------
      11.625%, 11/15/04                        11,800     15,938
-----------------------------------------------------------------
      12.00%, 5/15/05                           4,700      6,558
-----------------------------------------------------------------
U.S. Treasury Notes
      Zero Coupon, 8/15/03                      4,000      3,217
-----------------------------------------------------------------
      Zero Coupon, 2/15/04                     33,300     26,120
-----------------------------------------------------------------
      Zero Coupon, 2/15/05                     14,600     10,870
-----------------------------------------------------------------
      Zero Coupon, 2/15/06                     28,000     19,809
-----------------------------------------------------------------
      Zero Coupon, 2/15/08                     24,600     15,637
-----------------------------------------------------------------
      5.875%, 2/15/04                          15,225     16,125
-----------------------------------------------------------------
      6.125%, 8/15/07                          11,100     12,102
-----------------------------------------------------------------
      6.50%, 5/15/05                           42,810     47,022
-----------------------------------------------------------------
      6.50%, 10/15/06                          18,500     20,513
-----------------------------------------------------------------
      7.50%, 2/15/05                           29,100     33,350
-----------------------------------------------------------------
Total U.S. Government Obligations (Cost  $222,142)       232,436
-----------------------------------------------------------------

U.S.=GOVERNMENT=MORTGAGE-BACKED==================================
SECURITIES==10.1%================================================
U.S. Government Guaranteed Obligations  10.1%
Government National Mortgage Assn.
   I
      6.50%, 8/15/02 - 4/15/28                  8,055      8,139
-----------------------------------------------------------------
      7.00%, 7/15/16 - 6/15/28                  3,505      3,599
-----------------------------------------------------------------
      7.50%, 2/15/16 - 11/15/17                 1,168      1,212
-----------------------------------------------------------------
      8.00%, 2/15/08 - 10/15/25                 2,127      2,225
-----------------------------------------------------------------
      8.50%, 8/15/04 - 4/15/23                  1,166      1,240
-----------------------------------------------------------------
      9.00%, 5/15/16 - 11/15/25                    96        103
-----------------------------------------------------------------
      9.50%, 12/15/24 - 5/15/25                   836        904
-----------------------------------------------------------------
      10.00%, 8/15/19                             123        135
-----------------------------------------------------------------
      10.50%, 11/15/14                            164        182
-----------------------------------------------------------------
      11.00%, 12/15/09 - 12/15/19                 909      1,021
-----------------------------------------------------------------
      11.50%, 3/15/10 - 2/15/18                 1,752      1,994
-----------------------------------------------------------------
      12.50%, 10/15/13 - 3/15/15                  192        224
-----------------------------------------------------------------
Government National Mortgage Assn.
   II
      9.00%, 10/20/16 - 2/20/27          $        158$       168
-----------------------------------------------------------------
      9.50%, 1/20 - 11/20/25                      211        228
-----------------------------------------------------------------
      10.50%, 1/20/16 - 6/20/19                   674        747
-----------------------------------------------------------------
   GPM, I, 11.00%, 9/15/10                        175        195
-----------------------------------------------------------------

   Midget, I
      6.00%, 12/15/08 - 3/15/11                   766        771
-----------------------------------------------------------------
      7.50%, 10/15/07 - 12/15/10                1,462      1,512
-----------------------------------------------------------------
      9.00%, 5/15/01 - 10/15/05                 1,079      1,113
-----------------------------------------------------------------
      9.50%, 9/15/00 - 12/15/05                   310        320
-----------------------------------------------------------------
      10.00%, 11/15/00 - 9/15/05                  174        183
-----------------------------------------------------------------
      10.50%, 1/15/01 - 9/15/04                    36         38
-----------------------------------------------------------------
      11.00%, 8/15/00                              13         14
-----------------------------------------------------------------
      11.50%, 12/15/99 - 7/15/00                   55         56
-----------------------------------------------------------------
   Midget, II
      11.00%, 9/20/99                               1          1
-----------------------------------------------------------------
      11.50%, 12/20/98 - 10/20/00                   4          3
-----------------------------------------------------------------
Total U.S. Government Mortgage-
          Backed Securities (Cost  $25,855)   26,327
MONEY=MARKET=FUNDS==0.2%=========================================
Government Reserve Investment Fund, 4.77% #       649        649
-----------------------------------------------------------------
Total Money Market Funds (Cost  $649)                        649
-----------------------------------------------------------------
=Total=Investments=in=Securities=================================
 99.5% of Net Assets (Cost  $248,646)                 $  259,412
=================================================================
 Other Assets Less Liabilities                             1,224
=================================================================
 NET ASSETS                                           $  260,636
=================================================================
 Net Assets Consist of:
 Accumulated net investment  income - net
     of  distributions                                    $ (932)
Accumulated net realized gain/loss - net
     of distributions                                      4,222
Net unrealized gain (loss)                                10,766

Paid-in-capital  applicable  to  47,203,743  shares
of $0.01 par value capital stock outstanding;
1,000,000,000 shares of the corporation  authorized      246,580
=================================================================
 NET ASSETS                                           $  260,636
=================================================================
 NET ASSET VALUE PER SHARE                            $     5.52
=================================================================
   # Seven-day yield
 GPM Graduated Payment Mortgage

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE U.S. TREASURY LONG-TERM FUND

UNAUDITED                                                    NOVEMBER 30, 1998

STATEMENT OF NET ASSETS
                                        PAR/SHARES            VALUE
                                                IN THOUSANDS

U.S. GOVERNMENT OBLIGATIONS 85.5%
U.S. Treasury Obligations  85.5%
U.S. Treasury Bonds
      6.00%, 2/15/26                     $     37,000$    40,654
-------------------------------------------------------------------
      6.125%, 11/15/27                         15,500     17,484
-------------------------------------------------------------------
      6.25%, 8/15/23                           42,000     47,271
-------------------------------------------------------------------
      6.375%, 8/15/27                          21,550     24,980
-------------------------------------------------------------------
      6.625%, 2/15/27                           6,500      7,739
-------------------------------------------------------------------
      7.125%, 2/15/23                          23,400     29,051
-------------------------------------------------------------------
      7.25%, 5/15/16                           36,400     44,491
-------------------------------------------------------------------
      7.50%, 11/15/24                          14,500     18,909
-------------------------------------------------------------------
      7.625%, 2/15/25                          20,275     26,825
-------------------------------------------------------------------
      8.875%, 2/15/19                           7,850     11,265
-------------------------------------------------------------------
      9.875%, 11/15/15                            500        762
-------------------------------------------------------------------
Total U.S. Government Obligations (Cost  $237,676)       269,431
-------------------------------------------------------------------

U.S.=GOVERNMENT=MORTGAGE-BACKED====================================
SECURITIES==13.4%==================================================
U.S. Government Guaranteed Obligations  13.4%
Government National Mortgage Assn.
   I
      6.50%, 8/15/28                            3,949      3,989
-------------------------------------------------------------------
      7.50%, 6/15/28                            2,788      2,879
-------------------------------------------------------------------
      8.00%, 2/15/04 - 3/15/17                    795        831
-------------------------------------------------------------------
      8.50%, 12/15/05 - 6/15/26                 3,069      3,261
-------------------------------------------------------------------
      9.00%, 11/15/04 - 8/15/25                 7,013      7,520
-------------------------------------------------------------------
      9.50%, 8/15/09 - 12/15/17                 7,616      8,273
-------------------------------------------------------------------
      10.00%, 12/15/17 - 7/15/22                  987      1,084
-------------------------------------------------------------------
      10.50%, 5/15/13 - 7/15/19                   263        292
-------------------------------------------------------------------
      11.50%, 10/15/10 - 8/15/15                  118        135
-------------------------------------------------------------------
   II
      7.00%, 11/20/23 - 1/20/24                    38         39
-------------------------------------------------------------------
      8.50%, 10/20/24                             595        631
-------------------------------------------------------------------
   REMIC
      6.35%, 1/20/28                            5,000      4,977
-------------------------------------------------------------------
      6.50%, 10/16/24 - 5/20/28                 6,249      6,194
-------------------------------------------------------------------
Government National Mortgage Assn.
   REMIC
      7.00%, 5/16/24                     $      2,000$     2,066
-------------------------------------------------------------------
      Interest Only, 8.00%, 6/16/23 **            626         78
-------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
    Securities (Cost  $41,515)                            42,249
-------------------------------------------------------------------

MONEY=MARKET=FUNDS==0.1%===========================================
Government Reserve Investment Fund, 4.77% #       371           371
-------------------------------------------------------------------
Total Money Market Funds (Cost  $371)                           371
-------------------------------------------------------------------


=Total=Investments=in=Securities===================================
 99.0% of Net Assets (Cost  $279,562)                    $  312,051
===================================================================
 Other Assets Less Liabilities                                3,223
===================================================================
 NET ASSETS                                              $  315,274
===================================================================
 Net Assets Consist of:

 Accumulated net investment income -
          net of distributions                           $       12

 Accumulated net realized gain/loss -
          net of distributions                                2,135

 Net unrealized gain (loss)                                  32,489

 Paid-in-capital applicable to 26,005,941
          shares of $0.01 par value capital
          stock outstanding; 1,000,000,000 shares
          of the corporation authorized                     280,638
===================================================================
 NET ASSETS                                              $  315,274
===================================================================
 NET ASSET VALUE PER SHARE                               $    12.12
===================================================================

** For Interest Only securities, amount represents notional principal on which the fund receives interest

#    Seven-day yield

REMIC Real Estate Mortgage Investment Conduit


  The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE U.S. TREASURY FUNDS

UNAUDITED

STATEMENT OF OPERATIONS

                                           MONEY   INTERMEDIATE     LONG-TERM
                                            FUND      FUND           FUND
IN THOUSANDS
                                          6 Months     6 Months    6 Months
                                             Ended        Ended       Ended
                                          11/30/98     11/30/98    11/30/98
Investment=Income===========================================================
Interest income                          $  22,850    $   6,864   $   9,077
----------------------------------------------------------------------------
Expenses
  Investment management                      1,431          446         573
  Shareholder servicing                        672          194         324
  Registration                                  56           15          70
  Custody and accounting                        53           50          48
  Prospectus and shareholder reports            29           13          10
  Proxy and annual meeting                      10            3           2
  Legal and audit                                6            5           5
  Directors                                      3            3           4
  Miscellaneous                                  2            2           2
----------------------------------------------------------------------------
  Total expenses                             2,262          731       1,038
----------------------------------------------------------------------------
Net investment income                       20,588        6,133       8,039
----------------------------------------------------------------------------
Realized=and=Unrealized=Gain=(Loss)=========================================
Net realized gain (loss) on securities          22        2,012       1,215
Change in net unrealized gain or loss
  on securities                                  -        7,624      17,270
----------------------------------------------------------------------------
Net realized and unrealized gain (loss)         22        9,636      18,485
----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
============================================================================
ASSETS FROM OPERATIONS                   $  20,610    $  15,769   $  26,524

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE U.S. TREASURY MONEY FUND
UNAUDITED
STATEMENT OF CHANGES IN NET ASSETS
                                                              IN THOUSANDS

                                                        6 Months          Year
                                                          Ended          Ended
                                                        11/30/98       5/31/98

Increase=(Decrease)=in=Net=Assets===============================================
Operations
  Net investment income                               $    20,588   $   39,724
  Net realized gain (loss)                                     22           22
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations        20,610       39,746
--------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                   (20,588)     (39,724)
--------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                           1,613,738     2,832,862
  Distributions reinvested                                 19,697        38,169
  Shares redeemed                                      (1,552,238)   (2,845,542)
--------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                       81,197        25,489
--------------------------------------------------------------------------------

Net=Assets======================================================================
Increase (decrease) during period                          81,219        25,511
Beginning of period                                       846,586       821,075
--------------------------------------------------------------------------------

================================================================================
End of period                                         $   927,805   $   846,586
================================================================================
*Share information
    Shares sold                                         1,613,738     2,832,862
    Distributions  nvested                                 19,697        38,169
    Shares redeemed                                    (1,552,238)   (2,845,542)
--------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding              81,197        25,489
The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE U.S. TREASURY INTERMEDIATE FUND
UNAUDITED
STATEMENT OF CHANGES IN NET ASSETS
                                                          IN THOUSANDS
                                                     6 Months       Year
                                                        Ended      Ended
                                                     11/30/98    5/31/98
Increase=(Decrease)=in=Net=Assets=========================================
Operations
  Net investment income                             $   6,133  $   11,091
  Net realized gain (loss)                              2,012       3,504
  Change in net unrealized gain or loss                 7,624       2,971
--------------------------------------------------------------------------
  Increase (decrease) in net assets from operations    15,769      17,566
--------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                (6,133)    (11,091)
--------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                         103,525      70,483
  Distributions reinvested                              5,211       8,823
  Shares redeemed                                     (60,763)    (63,363)
--------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                   47,973      15,943
--------------------------------------------------------------------------
Net=Assets================================================================
Increase (decrease) during period                      57,609      22,418
Beginning of period                                   203,027     180,609


End of period                                       $ 260,636  $  203,027
==========================================================================
*Share information
    Shares sold                                       18,997       13,387
    Distributions reinvested                             953        1,679
    Shares redeemed                                  (11,025)     (12,041)
--------------------------------------------------------------------------
    Increase (decrease) in shares outstanding          8,925        3,025


The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price U.S. Treasury Long-Term Fund

Unaudited

Statement of Changes in Net Assets
                                                          In thousands
                                                      6 Months        Year
                                                         Ended       Ended
                                                      11/30/98     5/31/98
Increase=(Decrease)=in=Net=Assets============================================
Operations
  Net investment income                              $   8,039  $   10,211
  Net realized gain (loss)                               1,215       1,725
  Change in net unrealized gain or loss                 17,270      13,578
-----------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     26,524      25,514
-----------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                 (8,039)    (10,211)
-----------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                          101,320     237,577
  Distributions reinvested                               7,637       9,579
  Shares redeemed                                      (88,018)    (57,872)
-----------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                    20,939     189,284
-----------------------------------------------------------------------------

Net=Assets===================================================================
Increase (decrease) during period                       39,424     204,587
Beginning of period                                    275,850      71,263


End of period                                        $ 315,274  $  275,850
=============================================================================
*Share information
    Shares sold                                        8,515      21,591
    Distributions reinvested                             641         859
    Shares redeemed                                   (7,363)     (5,242)
---------------------------------------------------------------------------
    Increase (decrease) in shares outstanding          1,793      17,208


The accompanying notes are an integral part of these financial statements.
================================================================================

Unaudited                                                     November 30, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The U.S. Treasury Money Fund (the Money Fund) and the U.S. Treasury Intermediate Fund (the Intermediate Fund) and the U.S. Treasury Long-Term Fund (the Long-Term Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Except for securities held by the Money Fund, securities are valued based upon market quotations. When market quotations are not readily available, these securities are valued at a representative bid price or yield equivalent as quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-divid end date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of U.S. Government securities, other than short-term securities, for the six months ended November 30, 1998, were as follows:

================================================================================
T. ROWE PRICE U.S. TREASURY FUNDS

                                                  INTERMEDIATE     LONG-TERM
                                                       FUND           FUND
 U.S. government securities

   Purchases                                 $    101,172,000   $  124,441,000
   Sales                                           54,017,000      100,739,000

================================================================================

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At November 30, 1998, the costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $915,214,000, $248,646,000, and $279,562,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:


================================================================================
                                                Intermediate     Long-Term
                                                   Fund              Fund

Appreciated investments                      $   10,815,000  $  32,673,000
Depreciated investments                             (49,000)      (184,000)
Net unrealized gain (loss)                   $   10,766,000  $  32,489,000

================================================================================


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $245,000, $79,000, and $96,000 were payable at November 30, 1998 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 1999, which would cause the Long-Term Fund's ratio of expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2001, the Long-Term Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.80%.

     In addition, each fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which each fund receives certain other services. The manager computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc. is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $582,000, $190,000, and $126,000, respectively, for the six months ended November 30, 1998, of which $91,000, $32,000, and $15,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of

     T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 51.0% of the outstanding shares of the Long-Term Fund at November 30, 1998. For the six months then ended, the Long-Term Fund was allocated $208,000 of Spectrum expenses, none of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and the Long-Term Funds for the six months ended November 30, 1998, totaled $33,000 and $41,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

INVESTMENT SERVICES AND INFORMATION
-----------------------------------
KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     TELE*ACCESS(registration mark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     INTERNET. T. ROWE PRICE WEB SITE: WWW.TROWEPRICE.COM All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

     CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     DIVIDEND AND CAPITAL GAINS Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

     INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

     TO OPEN AN ACCOUNT CALL a shareholder service representative for more information.




INVESTMENT INFORMATION

     COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

     SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     PERFORMANCE UPDATE This quarterly report reviews recent market develop-ments and provides comprehensive performance information for every T. Rowe Price fund.

     INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets. Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

     *    A  division  of  T.  Rowe  Price  Investment  Services,   Inc.  Member
          NASD/SIPC.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health  Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New  Horizons**
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International  Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California  Tax-Free  Bond
Florida  Intermediate Tax-Free***
Georgia  Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit  Municipal Income
Summit  Municipal  Intermediate
Tax-Free  High  Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond+
Tax-Free  Short-Intermediate
Virginia  Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money


BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*      Formerly named Equity Index.
**     Closed to new investors.
***    Formerly named Florida Insured Intermediate Tax-Free.
+      Formerly named Tax-Free Insured Intermediate Bond.
++     Formerly named Global Government Bond.
+++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

     T. Rowe Price U.S. Treasury Funds

     Annual Meeting Results

     The U.S. Treasury Funds held an annual meeting on October 15, 1998, to elect directors of the fund and to ratify the Board of Directors' selection of PricewaterhouseCoopers L.L.P. as the funds' independent accountants.

     The results of voting were as follows (by number of shares):

  For nominees to the Board of Directors for the U.S. Treasury Funds:

Calvin W. Burnett
    In favor:                             568,829,406.860
    Withheld:                               8,943,972.648

Anthony W. Deering
    In favor:                             570,409,566.548
    Withheld:                               7,363,812.960

F. Pierce Linaweaver
    In favor:                             569,397,233.734
    Withheld:                               8,376,145.774

William T. Reynolds
    In favor:                             570,741,427.324
    Withheld:                               7,031,952.184

James S. Riepe
    In favor:                             570,560,915.103
    Withheld:7,212,464.405

John G. Schreiber
    In favor:                             570,343,472.373
    Withheld:                               7,429,907.135

M. David Testa
    In favor:                             570,513,024.758
    Withheld:                               7,260,354.750

For PricewaterhouseCoopers L.L.P
as independent accountants:

For U.S. Treasury Money Fund
    In favor:                             521,748,406.113
    Withheld:                               5,242,901.210
    Abstained:                              6,380,537.830

For U.S. Treasury Intermediate Fund
    In favor:                              24,347,736.128
    Withheld:                                 151,645.408
    Abstained:                                361,320.978

For U.S. Treasury Long-Term Fund
    In favor:                              19,236,434.031
    Withheld:                                  71,921.491
    Abstained:                                232,476.319

================================================================================


FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T.Rowe Price U.S. Treasury Funds.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          C07-051  11/30/98